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                               EXCHANGE AGREEMENT


                  This EXCHANGE AGREEMENT (the "Agreement") is entered into as of October 3, 2001, by and among Rite Aid Corporation, a Delaware corporation (the "Company"), and Green Equity Investors III, L.P. (the "Exchanging Holder").

                  WHEREAS, the Company has issued and sold to the Exchanging Holder, shares of the Company's 8% Series A Cumulative Convertible Pay-In-Kind Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), which was subsequently converted into shares of the Company's 8% Series B Cumulative Convertible Pay-In-Kind Preferred Stock, par value $1.00 per share (the "Series B Preferred Stock"); and

                  WHEREAS, as of September 30, 2001, the Exchanging Holder owns 3,495,990.6242 shares of Series B Preferred Stock, including all accrued and unpaid dividends which will be paid by the Company in additional shares of Series B Preferred Stock (the "Series B Shares") and

                  WHEREAS, pursuant to the Certificate of Designation governing the Series B Preferred Stock, the Company may not issue shares of its common stock, par value $1.00 per share (the "Common Stock") that are pari passu to the Series B Preferred Stock without the prior affirmative vote or consent of the holders of a majority in interest of the Series B Preferred Stock (the "Series B Preferred Stock Pari Passu Veto"); and

                  WHEREAS, the Company, desires to eliminate the Series B Preferred Stock Pari Passu Veto; and

                  WHEREAS, pursuant to an offer to exchange, the Company desires to issue to the Exchanging Holder, and the Exchanging Holder desires to acquire from the Company, in exchange for all of the Series B Shares, an equal number of shares of Series D Preferred Stock (the "Series D Shares"), on the terms and subject to the conditions set forth herein; and

                  NOW, THEREFORE, in consideration for the Company completing a refinancing of its senior credit agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:


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                  1. The Exchange.

                     (a) Exchange. Subject to the terms and conditions hereof, the Company hereby agrees to issue to the Exchanging Holder one share, including fractional Shares thereof, of the Company's 8% Series D Cumulative Convertible Pay-In-Kind Preferred Stock, par value $1.00 per share (the "Series D Preferred Stock") for every share, including fractional shares, of 8% Series B Pay-In-Kind Preferred Stock tendered in exchange therefore (the "Exchange").

                     (b) Rights, Terms, Preferences and Designations of the Series D Preferred Stock. The Series D Preferred Stock will be governed by a certificate of designation which will be filed by the Company with the Delaware Secretary of State on or prior to the Closing Date, and the form of which is attached Exhibit A hereto (the "Series D Certificate of Designation").

                     (c) Registration Rights. The Company and the Exchanging Holder have previously entered into that certain registration rights agreement dated as of October 27, 2000 and simultaneous with the consummation of the Exchange, shall enter into an amendment (the "Amendment" and together with this Agreement, the "Agreements") to the Registration Rights Agreement, the form of which is attached as Exhibit B hereto, in order to replace all references in the Registration Rights Agreement to the Series B Preferred Stock and the Series A Preferred Stock with the Series D Preferred Stock.

                  2. Closing. The consummation of the Exchange shall take place at a closing (the "Closing") to be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York, at 9:00 a.m. New York City time, on October 5, 2001, or at such other time and place as the Company and the Exchanging Holder mutually agree (the "Closing Date"). At the Closing, the Company shall deliver to the Exchanging Holder certificates representing the Series D Shares issued in exchange for and cancellation of the Series B Shares.

                  3. Exchanging Holder Representations. The Exchanging Holder hereby represents and warrants to the Company as follows:

                     (a) Authorization. The Exchanging Holder has full partnership power and authority to execute, deliver and perform its obligations under the Agreements. The execution and delivery of the Agreements have each been duly and validly authorized, and all necessary partnership action has been taken to make the Agreements legal, valid and binding obligations of the Exchanging Holder, enforceable in accordance with their respective terms, except that the enforcement hereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

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                     (b) Receipt of Information. The Exchanging Holder has
received and reviewed the Agreements, and has received all such information as it deems necessary and appropriate to enable it to evaluate the financial risk inherent in making the Exchange and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

                     (c) Title to Series B Shares. Immediately prior to the Closing, the Exchanging Holder will have title to the Series B Shares, including all accrued and unpaid dividends, being exchanged by it, free and clear of all claims, liens, title defects and objections or equities of any kind and nature whatsoever.

                     (d) Investment Representations.

                         (i) The Exchanging Holder is the person who exercises
full investment discretion with respect to the Series B Shares and the Exchanging Holder has neither purchased nor sold for its account any Series B Shares since the original issuance thereof.

                         (ii) The Exchanging Holder is acquiring the Series D
Shares hereunder for its own account, and not as a nominee or agent for any other person, firm or corporation, and not with a view to the sale or distribution of all or any part thereof in any transaction that would be in violation of the securities laws of the United States. The Exchanging Holder does not have any contract, undertaking, agreement or arrangement with any person, firm or corporation to sell or transfer to such person, firm or corporation with respect to any Series D Shares.

                         (iii) The Exchanging Holder understands that the Series
D Shares acquired hereunder and the shares of the Company's Common Stock into which the Series D Shares are convertible (such shares of Common Stock, together with the Series D Shares, the "Exchange Securities") will not be registered under the Securities Act of 1933, as amended (the "Act"), in part based upon an exemption from registration predicated on the accuracy and completeness of its representations and warranties appearing herein. The Exchanging Holder understands and acknowledges that, as a result, it will not be permitted to sell, transfer or assign any of the Series D Shares acquired hereunder until such Exchange Securities are registered or an exemption from the registration and prospectus delivery requirements of the Act is available.

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                         (iv) The Exchanging Holder agrees that in no event will
it make a disposition of any Exchange Securities or any interest therein, unless such Exchange Securities are registered under the Act or unless and until (A) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, or (B) it shall have furnished the Company with an opinion of counsel, reasonably satisfactory in form and content to the Company, to the effect that (x) such disposition will not require registration of such Exchange Securities under the Act or compliance with applicable state securities laws or
(y) an exemption from the registration requirements of the Act is available and that all appropriate action necessary for compliance thereunder and under the applicable state securities laws has been taken.

                         (v) The Exchanging Holder is an "Accredited Investor"
as such term is defined in Rule 501 of Regulation D promulgated under the Act; does not require the assistance of an investment advisor or other purchaser representative to participate in the transactions contemplated by the Agreements; has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Series D Shares, has the ability to bear the economic risks of its investment for an indefinite period of time.

                     (e) Section 3(a)(9) Exemption. The Exchanging Holder acknowledges that the transaction contemplated hereby is intended to be exempt from registration by virtue of Section 3(a)(9) of the Securities Act of 1933, as amended. The Exchanging Holder knows of no reason why such exemption would not be available for the transaction contemplated hereby.

                  4. Representations and Warranties of the Company. The Company represents and warrants to the Exchanging Holder as follows:

                     (a) Organization, Authority, etc. The Company is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Delaware and has all requisite corporate power to own or lease and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted; is duly qualified or licensed to do business and is in good standing as a foreign corporation in all jurisdictions in which it owns or leases property or in which the conduct of its business requires it so to qualify or be licensed, except where the failure to be so licensed or qualified could not, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to the Company; and has all requisite corporate power to enter into the Agreements, to issue the Series D Preferred Stock and to perform its obligations hereunder and thereunder.

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                     (b) Corporate Acts and Proceedings. The execution and
delivery of the Agreements and the transactions contemplated hereby and thereby have been duly and validly authorized, and all necessary corporate action has been taken to make the Agreements legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                     (c) Valid Issuance. When issued in exchange for the Series B Shares as provided herein, the Series D Shares acquired hereunder will be duly and validly issued, fully paid and nonassessable.

                  5. Expenses. Each of the Company and the Exchanging Holder will pay its own expenses incurred in connection with the transactions contemplated hereby.

                  6. Legends. All certificates representing the Exchange Securities shall bear the following legends:


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                     (a) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE DISPOSED OF OR TRANSFERRED UNLESS REGISTERED UNDER SUCH ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                     (b) Any legend required to be placed thereon by any applicable state corporation, commercial or securities law.

                  7. Removal of Restrictions on Transfer. Any legend endorsed on a certificate representing the Exchange Securities and the stop transfer instructions and record notations with respect to such Exchange Securities shall be removed in accordance with the terms and conditions of the Registration Rights Agreement, as amended.

                  8. Series D Preferred Stock Directors. The Company and the Exchanging Holders agree that upon consummation of the Exchange, Leonard I. Green and Jonathan D. Sokoloff will no longer serve as the Series B Directors, as such term is defined in the Series D Certificate of Designation, but will serve, in the same class and without interruption, as the Series D Directors, as such term is defined in the Series D Certificate of Designation.

                  9. Miscellaneous.

                     (a) Amendment. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

                     (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier, telex, facsimile, telecopier, or similar writing:

                         (i) If to the Exchanging Holder to GEI, c/o Leonard
Green & Partners, L.P., 1111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025, attention: Jonathan D. Sokoloff, with a copy to Gibson, Dunn and Crutcher LLP, 333 South Grand Avenue, Los Angeles, California 90071-3197, attention: Jennifer Bellah Maguire Esq.; and


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                         (ii) If to the Company, to Rite Aid Corporation at 30
Hunter Lane, Camp Hill, Pennsylvania 17011, attention: Elliot S. Gerson, Esq., Senior Executive Vice President and General Counsel, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036-6522, attention: Stacy J. Kanter, Esq.

                  All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) five
(5) business days after being deposited in the mail, postage prepaid, if mailed;
(iii) one (1) business day after being timely dispatched postage prepaid, if by same-day or next-day courier; (iv) when answered back, if telexed; (v) when receipt acknowledged, if sent by facsimile transmission and (vi) if given by any other means, when delivered at the addresses referred to in this Section. Any of the above addresses may be changed by notice made in accordance with this
Section 11(b).

                     (c) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

                     (d) Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

                     (e) Choice of Law. It is the intention of the parties that the internal laws of the State of New York should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereto, regardless of the laws that might otherwise govern under the applicable provisions of conflict of laws.

                     (f) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

BEFORE EXECUTING THIS AGREEMENT, THE EXCHANGING HOLDER SHOULD CONSULT WITH ITS TAX ADVISORS REGARDING THE CONSEQUENCES OF THE EXCHANGE AND OWNERSHIP OF THE SERIES D SHARES.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Exchange Agreement to be executed as of the date first above written.






                                            RITE AID CORPORATION


                                            By:
                                                -------------------------------
                                                Name:
                                                Title:




                                            GREEN EQUITY INVESTORS III, L.P.


                                            By: Leonard Green & Partners, L.P.

                                                By: LGP Management, Inc.

                                                By:
                                                    --------------------------
                                                    Name:
                                                    Title:



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